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                          INTERNET PROXY VOTING SERVICE
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        PLEASE ENTER CONTROL NUMBER FROM YOUR PROXY     / /  / /  / /  / /  / /
                                              CARD:

          CHECK HERE / / TO VOTE ALL PROPOSALS AS THE BOARD RECOMMENDS,
                        THEN CLICK THE VOTE BUTTON BELOW.
                                      -OR-

          TO VOTE EACH PROPOSAL SEPARATELY, CLICK THE VOTE BUTTON ONLY.

                                     /VOTE/


[Sample proxy card showing location of control number]


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[LOGO]

Galaxy
Funds

                          INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM
                                 THE GALAXY FUND
                                  ALL PROPOSALS

Please refer to pages 1 to 4 of the Proxy Statement to determine which proposals are applicable to your Fund.

Proposal 1.   Proposal to approve a new Distribution Plan with
              respect to Retail A Shares pursuant to Rule 12b-1   / / FOR   / / AGAINST   / / ABSTAIN
              under the Investment Company Act of 1940, as
              amended (see Pages 1 to 4 of Proxy Statement)

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Proposal 2.   Proposal to approve changes to the following        / / For All
              fundamental investment limitations:
              2.1 Limitation on borrowing, pledging and issuance  / / Against All of senior securities
              2.2 Limitation on issuer concentration              / / Abstain All
              2.3 Limitation on industry concentration
              2.4 Limitation on lending                           / / For All Except as marked below (If you
              2.5 Limitation on underwriting of securities        wish to vote against a particular sub-proposal,
              2.6 Limitation on real estate transactions          type the number of the sub-proposal below.)
              2.7 Limitation on commodity transactions

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Proposal 3.   Proposal to approve changes to the following        / / For All
              fundamental investment limitations, including a
              change making all such limitations non-fundamental: / / Against All
              3.1 Limitation on illiquid securities
              3.2 Limitation on investment in foreign securities  / / Abstain All
              3.3 Limitation on purchasing securities on margin,
              short sales and short positions                     / / For All Except as marked below (If you
              3.4 Limitation on put, call, straddle and spread    wish to vote against a particular sub-proposal,
              transactions                                        type the number of the sub-proposal below.)
              3.5 Limitation on investing in companies for the
              purpose of exercising management or control
              3.6 Limitation on purchasing securities of other
              investment companies

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Proposal 4.   Proposal to approve a change to the following       / / For All
              fundamental investment limitations to make all
              such limitations non-fundamental:                   / / Against All
              4.1 Limitation on investment in U.S. Government
              obligations                                         / / Abstain All
              4.2 Limitation on remaining maturity of portfolio
              securities                                          / / For All Except as marked below (If you
              4.3 Limitations on issuer concentration             wish to vote against a particular sub-proposal,
                                                                  type the number of the sub-proposal below.)

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                                      -2-
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
Proposal 5.   Proposal to approve the elimination of the          / / For All
              following fundamental investment limitations:
              5.1 Limitation on investment in money market        / / Against All
              instruments
              5.2 Limitation on investment in securities of       / / Abstain All
              unseasoned issuers
              5.3 Limitation on investment in restricted
              securities                                          / / For All Except as marked below (If you
                                                                  wish to vote against a particular sub-proposal,
                                                                  type the number of the sub-proposal below.)

-------------------------------------------------------------------------------------------------------------------

          Please refer to the proxy statement for discussion of each of these matters. IF NO SPECIFICATION IS MADE ON A PROPOSAL, THE PROPOSAL WILL
          BE VOTED "FOR".

          To receive email information, enter your email address here:  /                    /



                                     PRESS THIS BUTTON TO /SUBMIT/ YOUR PROXY VOTE.


                                   PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
     IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE WILL BE CONSIDERED VALID.
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                                      -3-
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                SCRIPT FOR REGISTERED TOUCH-TONE TELEPHONE VOTING
                                 THE GALAXY FUND
                         Telephone Number: 888-221-0697



OPENING

WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:

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"Welcome.  Please enter the control number located on the upper portion of your proxy card."
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WHEN SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:

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"To vote as The Galaxy Fund Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now."
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OPTION 1: VOTING AS THE BOARD RECOMMENDS

IF SHAREHOLDER ELECTS TO VOTE AS THE BOARD RECOMMENDS ON ALL PROPOSALS, HE/SHE
WILL HEAR:

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"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
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IF SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

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"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
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IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Your vote has been cancelled. If you have received more than one proxy card, you must vote each card separately. If you would like to revote your proxy or vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO REVOTE THE CANCELLED VOTE OR VOTE ANOTHER PROXY, HE/SHE
IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF
SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

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"Thank you for voting."
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CALL IS TERMINATED.


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OPTION 2: VOTING OTHER THAN AS THE BOARD RECOMMENDS

IF SHAREHOLDER ELECTS TO VOTE ON THE PROPOSALS OTHER THAN AS THE BOARD
RECOMMENDS, HE/SHE WILL HEAR:

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"Proposal 1: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
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"Proposal 2-5: To vote FOR ALL sub-proposals, press 1, AGAINST ALL, press 9,
ABSTAIN ALL, press 0. To vote against a particular sub-proposal, press
5." IF SHAREHOLDER PRESSES 5, HE/SHE WILL HEAR: "Please enter the two digit number without decimal point that appears in front of the sub-proposal for which you wish to vote against. Press 1 to vote against another sub-proposal or press 0 if you have completed voting on Proposal 2."
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"Your vote has been cast as follows:  Proposal 1-5: (VOTE IS GIVEN).  If this is correct, press 1.  If incorrect, press 0."
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IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
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IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Your vote has been cancelled. If you have received more than one proxy card, you must vote each card separately. If you would like to revote your proxy or vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO REVOTE THE CANCELLED VOTE OR VOTE ANOTHER PROXY, HE/SHE
IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF
SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Thank you for voting."
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CALL IS TERMINATED.